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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              October 21, 1997
                                                              ----------------


           SEMELE GROUP, INC., f/k/a BANYAN STRATEGIC LAND FUND II
           -------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


     Delaware                         0-1686                      36-3465422
------------------               ----------------              ----------------
(State of or other               (Commission File              (I.R.S. Employer
 jurisdiction of                      Number)                   Identification
  incorporation)                                                    Number)


150 South Wacker Drive, Suite 2900, Chicago, IL                      60606
-----------------------------------------------                   ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code              (312) 553-9800
                                                                --------------

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ITEM 5.  OTHER EVENTS

    On October 21, 1997, Banyan Strategic Land Fund II (the "Registrant") conducted its annual meeting of stockholders for the year 1996 ("Annual Meeting"). At the Annual Meeting, the stockholders approved an Amended and Restated Certificate of Incorporation ("Restated Certificate") and Amended and Restated By-laws ("Restated By-laws"). The Restated Certificate was filed on October 24, 1997 with the Delaware Secretary of State. The Restated Certificate and the Restated By-laws are attached hereto as Exhibits (3)(i) and (3)(ii) respectively.

    The Restated Certificate, among other things, caused the name of the Registrant to be changed to Semele Group, Inc. and changed the Registrant from a finite life entity to a perpetual life entity. The Restated By-laws, among other things, prohibit any person from acquiring more than 4.9 percent of the outstanding shares of Common Stock of the Registrant. The Registrant intends to conspicuously note this restriction on all of its newly-issued stock certificates.

    In addition, at the Annual Meeting, the stockholders of the Registrant re-elected directors Walter E. Auch, Sr., Gary D. Engle, Gerald L. Nudo and Robert M. Ungerleider and elected as new directors Joseph W. Bartlett and James A. Coyne.

    On October 21, 1997, the Registrant's Board of Directors declared a distribution of $0.20 per share to stockholders of record as of September 4, 1997. The distribution is to be completed not later than November 15, 1997.

    On October 21, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit (99.1) and is incorporated by reference.



ITEM 13. EXHIBITS

(a) The following documents are filed as part of this Report:

        Exhibit Number               Description

           (3)(i)           Restated Certificate of Incorporation
           (3)(ii)          Restated By-laws
           (99.1)           Press Release dated October 21, 1997




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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 29, 1997                  SEMELE GROUP, INC. F/K/A
                                         BANYAN STRATEGIC LAND FUND II
                                                (Registrant)


                                         By:
                                            ---------------------------
                                               Joel L. Teglia
                                         Its:  Vice President, Chief Financial
                                               and Accounting Officer